Loan Servicing	12 Months Ended
Dec. 31, 2012
Loan Servicing
Note 6:	Loan Servicing

Mortgage loans serviced for others are not included in the accompanying consolidated balance sheets.  The risks inherent in mortgage servicing assets relate primarily to changes in prepayments that result from shifts in mortgage interest rates.  The unpaid principal balance of mortgage loans serviced for others was $148,346,763 and $146,160,915 at December 31, 2012 and 2011, respectively.

The following summarized the activity pertaining to mortgage servicing rights measured using the amortization method, along with the aggregate activity in related valuation allowances:

	2012	2011
Mortgage servicing rights
Balance, beginning of year	$871,524	$961,316
Additions	219,975	137,206
Amortization	(297,784)	(226,998)
Balance at end of year	793,715	871,524

Valuation allowances
Balance at beginning of year	173,791	163,989
Additions due to decreases in market value	—	58,818
Reduction due to increases in market value	—	—
Reduction due to payoff of loans	(44,512)	(49,016)
Balances at end of year	129,279	173,791

Mortgage servicing assets, net	$664,436	$697,733

Fair value disclosures
Fair value as of the beginning of the period	$758,175	$1,012,722
Fair value as of the end of the period	$765,029	$758,175

During 2008, a valuation allowance of $428,030 was necessary to adjust the aggregate cost basis of the mortgage servicing right asset to fair value.  The valuation allowance was adjusted during 2011 and 2012 due to payments received on the related loans as well as changes in the estimated market value on the mortgage servicing rights asset.

Comparable market values and a valuation model that calculates the present value of future cash flows were used to estimate fair value.  For purposes of measuring impairment, risk characteristics including product type, investor type, and interest rates, were used to stratify the originated mortgage servicing rights.